FIGI

Fortress International Group Inc.

TOTAL SITE SOLUTIONS™

Bridging the Gap Between IT & Facilities

a FORTRESS INTERNATIONAL GROUP company

Design, Build & Maintain

Mission-Critical Facilities

This document may contain “forward-looking statements”—that is, statements related to future—not past—events, plans, and prospects. In this context, forward-looking statements may address matters such as our expected future business and financial performance, and often contain words such as “guidance,” “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” “should,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain.  For Fortress, particular uncertainties that could adversely or positively affect the Company’s future results include: the Company’s reliance on a significant portion of its revenues from a limited number of customers; the uncertainty as to whether the Company can replace its declining backlog; risks involved in properly managing complex projects; risks relating to revenues under customer contracts, many of which can be canceled on short notice; risks related to the implementation of the Company’s strategic plan, including the ability to make acquisitions and the performance and future integration of acquired businesses; and other risks and uncertainties disclosed in the Company’s filings with the Securities and Exchange
Commission.  These uncertainties may cause the Company’s actual future results to be materially different than those expressed in the Company’s forward-looking statements.  The Company does not undertake to update its forward-loo king statements.

Forward-Looking Statements

A single source solution (design, engineer, build and maintain) for highly technical, mission–critical facilities

Neither large design and construction contractors nor small – medium size specialized IT consulting firms offer as complete a line of mission critical IT services

Mission–critical facilities market expected to grow

Mission-critical spending in both government and the business sector  expected to increase from
$51B to $91B from 2007 to 2011*

Large, highly fragmented market ripe for consolidation

Strong  balance sheet and sustainable financial growth

$25.7MM in cash as of March 31st, 2007

Increased bonding capabilities, from $25M to $125M, and growing

2007E Revenue of $75M vs. $21.3M in 2004

2006 Net Income of $3.5M vs.0.7M in 2004

An accelerating growth strategy

Continued diversification of customer base & expansion into commercial marketplace

Corporate partnerships - relationship with IBM as model for future associations

An undervalued investment opportunity for investors

33% discount based upon 2006 P/E of 18.8x vs. peer group average of 28.3x

Experienced management with a proven track record of growth

Top management  has 25 years industry experience

Leveraging relationships of well known Board of Directors

*International Data Group (IDG) Research

Investment Highlights

FORTRESS AMER ACQUISITION CORP
as of 5/17/2007
Daily
$5.80
5.70
5.65
5.60
5.55
5.50
5.45
5.40
5.35
5.30
5.25
5.20
5.15
Jun Jul Aug Sep Oct Nov Dec 2007 Feb Mar Apr
2.82 M
2.25
1.69
1.13
0.56
0.00
Volume

Number of Employees (approx.)	
52 wk High/52 wk Low	
Avg. Vol - 3 mo (mm)	
Market Capitalization (mm)	
Total Debt (mm)	
Cash (mm)	
Enterprise Value (mm)	
Shares Outstanding (mm)	
Fully Diluted Shares Outstanding (mm)	
Float %	

FIGI
Fortress International Group Inc.

Fortress International Group, Inc. (OTCBB: FAAC)

Fortress International Group, Inc.  (OTCBB)

Share Price

(USD)

Volume

Jan. 07 merger of Fortress America (SPAC) with Total Site Solutions (TSS) and
Vortech, LLC (Vortech)to create Fortress International Group, Inc.

Currently conducting business as TSS and Vortech

(2)

(2)

(2)

(1)

(3)

(1) (2)

(1)

145

5.72 / 5.23

0.12

62.70

$10.16

$47.85

11.94

13.28

0.84

Headquarters:

9841 Broken Land Parkway,

Columbia ,Md. 21046

Offices:

Baltimore/Washington, Wilmington/Philadelphia

Atlanta, Houston, New York, Chicago, Miami

Fortress International Group, Inc.  (OTCBB)

$25.70

(1) As reported on FAAC recent 10K

Footnotes

(2) As of 5/17/2007 Trading Date

(3) Approximation as reported on FAAC 8K from 5/15/2007

Post-Acquisition Capitalization Table

Holder

Shares

% Ownership

Key Employees

Management Team &

Board of Directors

4,422,813

39%

Public Shareholders

7,043,900

61%

TOTALS

11,466,713

100%

Business & Industry Overview

Design, Build & Maintain Mission-Critical Environments

Design & Engineering

Construction Management

Installation Management

Facilities Maintenance & Service

Commissioning Services

DESIGN

BUILD

MAINTAIN

SOLUTION

PATH

(1)

(2)

(3)

Planning &

Programming

Design & Engineering

Construction Management

Installation Management

Facilities Maintenance & Service

Commissioning Services

TSS’ Comprehensive Services Offering

A Single Source Solution
Total Site Solutions provides a single source solution for companies requiring highly technical facility integration and project execution.  Our team boasts the industry’s most experienced IT hardware planners, architects, telecommunications engineers, facility planners and estimators, electrical, mechanical and structural engineers, draftsmen, project managers and field personnel.
Our spectrum of services include the following:

TENANT A
TENANT B
ALTERNATE COOLING TOWER LOCATION

FIGI
Fortress International Group Inc.

Experts in Facility Infrastructure

Example of a full build out of a client facility
                                Yellow - Electric Infrastructure

                                Blue – Mechanical Infrastructure

                                Grey – Conditioned raised floor area

Project Solutions Path

TECHNOLOGY CONSULTING DIVISION

Planning and programming

Design and engineering

CONSTRUCTION MANGEMENT DIVISION

Budgeting and scheduling

Long lead equipment

Value engineering

Project management

FACILITY MANAGEMENT

Commissioning of integrated systems

Maintenance of the facility

Adds, moves and changes

ARINC	First Mariner Bank	Otsuka
American Power Conversion Inc.	Freidman Billings and Ramsey	Perot Systems
Army Corps of Engineers	GEICO	Power Loft
Baptist Memorial Hospital	GSA	Presidio
Bearing Point	Health Care Financing Administration	Price Waterhouse Coopers
Blue Cross Blue Shield	Home Depot	SAIC
Bon Secours	Honeywell	Sallie Mae
British Petroleum	Human Genome Services	SEC
Broadwing Communications	IBM Corp.	Smithsonian Institute
Bureau of National Affairs	IDC	Spirent Communications
Burgess Properties	Johns Hopkins	Stifel Nicolaus
CapitalOne	Jones Lang La Salle	The White House
Chevy Chase Bank	L-3 Communications	Thomson Financial
Comcast	Lockheed Martin	Time Warner/Broadband division
Corporate Office Properties Trust	Maxim Healthcare	United Parcel Service
Criticon	Meridian Health Systems	US Coast Guard
CSXIP	National Agricultural Library	US Department of Customs
DARPA	National Security Agency (NSA)	USAA
Deutsche Bank	Nature Conservancy	Vanderbilt University
Discovery Communications	Navy / Marine Corps Intranet	Verisign
EBAY	NCR Corp.	Walter Reed Medical Center
EDS	National Institutes of Health (NIH)	Washington County Hospital
Equinix	National Oceanic Atmospheric Agency (NOAA)	WR Grace
Essex		XM Radio

FIGI Fortress International Group Inc.

We offer clients complete turn-key services encompassing all necessary elements to successfully and cost effectively focus on their business

Government & Fortune 500 Customer Base

SYSTEM FAILURE

FIGI
Fortress International Group Inc.

Global Threats & Vulnerabilities Drive Market Growth

Terrorism

Power

Interruptions

Natural

Disasters

Physical Security
Breach

Fire

Event

Mechanical
System Failure

ANY TIME

ANY PLACE

Mission Critical Spending in US will increase steadily over next 4 years*

Business Sector Spending – to increase from $42B to $77B from 2007 to 2011

CAGR 15.8% (Business is 5X Govt. spending)

Government Sector Spending – to increase from $9B to $14B from 2007 to 2011

CAGR 12.6%

Combined – will increase from $51B to $91B from 2007 to 2011

CAGR 15.3% (5% to 7.4% of all IT spending)

Demand Drivers

Directives from US Govt. to protect critical infrastructure

Homeland Security Presidential Directive – 7

Critical Infrastructure Protection Directive (PDD-63)

Need for Company to adequately protect its information resources

Sarbanes-Oxley requirements – (404 Audits)

National Standards for electronic healthcare transactions

Dept. of Health & Human Services (HHS) passed the Health Insurance Portability and Accountability
Act of 1996 (HIPAA, Title II)

*According to the InterUnity Group 2006 Market Study

Market Size and Drivers

Growth Strategy

TSS develops strategic solutions for our clients that combine both IT issues with physical infrastructure

Client’s understand and respect our in depth knowledge of their data center issues

These relationships develop a strategic partnership between TSS and the customer creating additional revenue stream through the project cycle

Client comfort with relationship, performance & price allows significant up-selling opportunity

Positions FIGI on the “customer side of the table” – consolidated mission with customer

TSS Facilities Maintenance and Service offerings ensure that multiple systems critical in technology intensive facilities remain operational and functional 24/7/365

Growth has been driven by selling project–related consulting services.

This produces following advantages for both our government &

commercial customers:

Go-to-Market Strategy

Organic Growth Initiatives

Continue to grow professional sales staff

TSS is hiring experienced sales staff in strategic cities.

Chicago, Miami, New York and Boston completed in Q1-2007

Maintain and enhance key alliances

New strategic relationships with IBM (through 2011) & Hewlett Packard

Engineering, design & construction mgmt. services for IBM customers

One of only four companies nationwide which IBM has agreements to provide design and construction services

Analyzing several associations with other blue chip partners

Establishing a national operations center (NOC)

Central location for monitoring customer’s critical infrastructure systems, addressing alarm conditions within these systems, and controlling certain systems via remote interface

Sales & marketing initiatives expanded to a regional and national campaign

Select media and advertising

Attendance at trade shows

Conducting technical seminars in targeted markets

Marketing campaign on a national level

Cost effectively target IT & engineering consulting companies and facilities management and services companies to expand access to existing markets, penetrate new markets, increase customer base, and offer a broader scope of services

Potential Geographic Expansion & Strategic Acquisitions:

United States

Boston

New York

Atlanta

Miami

Chicago

San Francisco

Los Angeles

Dallas

Houston

Seattle

International

Europe

Middle East

Asia

Joint Ventures

Partnerships

Functionality

Network Operation
Center

Facility Management

Perimeter security
solutions

Situational Awareness

Geographic Expansion and Strategic Acquisitions

Financial Highlights & Valuation Analysis

(in MM of USD)	2007E	2006	2005	2004
Revenues	75.0	60.2	58.6	21.3
Revenue Growth	24.6%	2.7%	175.1%	
COGS		48.2	50.1	15.8
Gross Profits		12.0	8.6	5.5
Gross Profit Margins		19.9%	14.7%	25.8%
Gross Profits Growth		39.5%	56.4%	
SG&A		8.4	5.6	4.5
Operating Income		3.5	2.9	1.0
Operating Income Margins		5.8%	4.9%	4.7%
Operating Income Growth		20.7%	190.0%	
Net Income		3.5	3.1	0.7
Net Income Margins		5.8%	5.3%	3.3%
Net Income Growth		12.9%	342.9%	

–

–

–

–

–

–

–

–

–

–

–

–

FIGI
Fortress International Group Inc.

Strong Financial Growth

Revenues – ‘06 $60.2M vs. $21.3M in ‘04

2007E revenues approx. $75M

Gross Profits – ’06 $12M vs. $5.5M in ‘04

Net Income – ’06 $3.5M vs. $0.7M in ‘04

Backlog at 3/31/07 :

Technology consulting- $2.5M

Construction management- $13.7M

Facility management - $8.4M

Total Backlog -$ 24.6M

Conversion value of Technology
consulting backlog - $70.1M

Strengthened Balance Sheet

$25M in cash from merger with SPAC -
Fortress America

Increased Bonding Capabilities

Previous bonding for projects only $30M
increased to $125M

Currently negotiation for up to $300M

TSS & Vortech - Combined Income Statement

Financial Performance

Revenue
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2003
2004
2005
2006
2007

–

–

–

FIGI
Fortress International Group Inc.

Shifting Revenue Mix

Broadening Revenue Base

Diversification of customer base & expansion into commercial marketplace

The company added 107 new customers in 2006

Backlog consists of higher margin, faster turning shorter term projects

Revenue Mix

Years

Facility Management

Base Plus Generated

4%

96%

19%

81%

29%

71%

500.00
400.00
300.00
200.00
100.00
0.00
Quarterly Average - 2006
Q1 - 2007

16.00
14.00
12.00
10.00
8.00
6.00
4.00
Q3-2006
Q4-2006
Q1-2007

FIGI
Fortress International Group Inc.

Marketing Initiatives – platform for growth

Rate of marketing proposals generated
by sales team increasing

The average quarterly rate of proposals in 2006
was 321

In Q1 of 2007 the sales and marketing team sent
out over 435 proposals

Marketing Proposal Rates

New Business Booked

New initiatives showing results in the
volume of new business booked

Q3-2006 $8.1MM

Q4-2006 $13.1MM

Q1-2007 $15.2MM – an increase of 16.1% over
last quarter

Comparable Public Company Analysis: IT, Engineering, & Construction Security Consulting Companies < 1.5 Billion Mkt Cap.
($ in millions, except per share data)

Company Name	Symbol	Stock Price	Market Cap.	TEV	Total Revenue 2006	Total Revenue 2007E	EPS 2006	EPS 2007E	Enterprise Value / Revenue 2006	Enterprise Value / Revenue 2007E	***P/E 2006	***P/E 2007E
IT, Engineering, & Construction Security Consulting Companies < 1.5												
EMCOR Group Inc.	EME	$59.28	$1,887.5	$1,615.7	$5,021.0	$241.3	$2.7	$0.5	0.3x	6.7x	22.2x	126.9x
Stantec Inc.	TSX:STN	$31.93	$1,454.5	$1,434.1	$707.9	$520.8	$1.3	$1.2	2.0x	2.8x	24.3x	25.8x
Dycom Industries Inc.	DY	$26.42	$1,074.2	$1,237.6	$1,061.8	$714.8	$0.5	$0.4	1.2x	1.7x	56.4x	59.1x
MAXIMUS Inc.	MMS	$30.43	$660.8	$500.3	$699.3	$1,048.6	($0.8)	$0.9	0.7x	0.5x	NM	35.6x
MasTec Inc.	MTZ	$11.11	$728.2	$766.1	$945.8	$1,026.8	$0.6	$0.5	0.8x	0.7x	18.6x	21.7x
Hill International, Inc.	HINT	$7.50	$167.3	$167.6	$197.5	$341.9	$0.5	($0.1)	0.8x	NA	16.2x	NM
Wireless Facilities Inc.	WFII	$2.10	$155.2	$150.8	$349.2	$83.5	($0.0)	($0.1)	0.4x	1.8x	NM	NM
Microfield Group Inc.	MICG	$0.57	$43.1	$47.1	$76.1	NA	$0.0	NA	0.6x	NA	49.9x	NA
Zanett Inc.	ZANE	$1.66	$47.7	$62.9	$45.3	NA	($0.1)	NA	1.4x	NA	NM	NA
Goldfield Corp.	GV	$1.17	$29.9	$34.2	$47.5	NA	$0.1	$0.1	0.7x	NA	10.9x	10.6x
Henry Bros. Electronics, Inc.	HBE	$4.90	$28.9	$29.1	$39.5	NA	$0.1	NA	0.7x	NA	86.3x	NA

	Enterprise Value / Revenue 2006	Enterprise Value / Revenue 2007E	***P/E 2006	***P/E 2007E
High	2.0x	6.7x	86.3x	126.9x
Average	0.9x	2.4x	28.3x	50.8x
Median	0.8x	1.8x	24.3x	35.6x
Low	0.3x	0.5x	16.2x	10.6x

** Stock price reflective of the close on: 3/12/07*
*** I/B/E/S Earnings Estimates from Bloomberg a/o 3/12/2007*
**** All Outliers are excluded*
***** 2006 Revenues, EBITDA, EPS as of 3/31/07 (Company 10K)*

Company Name	Symbol	Stock Price	Market Cap.	TEV	Total Revenue 2006	Total Revenue 2007E	EPS 2006	EPS 2007E	Enterprise Value / Revenue 2006	Enterprise Value / Revenue 2007E	***P/E 2006	***P/E 2007E
Fortress International Group, Inc.****	FAAC	$5.50	$62.7	$47.9	$60.2	$75.0	$0.3	NA	0.8x	0.6x	18.8x	NA

FAAC cash approximation amount from SEC 10K filing on April 02nd, 2007

Public Comparable Analysis

Management & Board of Directors

Fortress International Group – Management

Tom Rosato – CEO, Total Site Solutions

Over 25 years of experience in operating and managing mission-critical service businesses

Has overseen the building of more than $1 billion in projects

Jerry Gallagher – President, Total Site Solutions

More than 25 years of experience in mission-critical fields

9 years serving as the president of operating businesses in the industry

Harvey Weiss – Chairman

More than 35 years experience in information technology related fields

More than 10 years experience serving as president or CEO of operating businesses

Tom McMillen – Vice Chairman

Over 4 years experience as CEO or chairman of companies focused on homeland security

More than 18 years of experience in government, finance and mergers and acquisitions

William Jews – Board Member

Has served as board member for several firms, such as Ryland Group Inc., MBNA Corp., and
National Blue Cross & Blue Shield Association

Governor of Federal Reserve Board of Richmond and Member of the University of Maryland
Baltimore County

Fortress International Group – Board of Directors

Don Nickles – Board Member (Compensation Committee Chair)

Member of board of directors of Chesapeake Energy Corp. & Valero Energy Corp.

Former senator from Oklahoma – Chaired the Senate Budget Committee from 2003-2004

Asa Hutchinson – Board Member

Undersecretary of Dept. of Homeland Security, responsible for Border & Transportation Security

Former congressman from Arkansas

John Morton – Board Member (Audit Committee Chair)

Held senior management positions at BofA, including Management Operating Committee

Held various senior executive positions at other financial institutions such as Boatman’s National
Bank of St. Louis, Perpetual Financial Corp., Farm & Home Financial and Maryland National Bank

Serves on the Board of Broadwing Corporation, a subsidiary of Level 3 Communications Inc.
(Nasdaq:LVLT) and Dynamac International Corporation (Private).

David J Mitchell – Board Member

President of Mitchell Holdings LLC, a merchant banking company

Managing Partner of Las Vegas Land Partners LLC, a real estate development firm

Former Managing Director and Principal of Rodman & Renshaw, Inc.

A single source solution (design, engineer, build and maintain) for highly technical, mission–critical facilities

Neither large design and construction contractors nor small – medium size specialized IT consulting firms offer as complete a line of mission critical IT services

Mission–critical facilities market expected to grow

Mission-critical spending in both government and the business sector  expected to increase from
$51B to $91B from 2007 to 2011*

Large, highly fragmented market ripe for consolidation

Strong  balance sheet and sustainable financial growth

$25.7MM in cash as of March 31st, 2007

Increased bonding capabilities, from $25M to $125M, and growing

2007E Revenue of $75M vs. $21.3M in 2004

2006 Net Income of $3.5M vs.0.7M in 2004

An accelerating growth strategy

Continued diversification of customer base & expansion into commercial marketplace

Corporate partnerships - relationship with IBM as model for future associations

An undervalued investment opportunity for investors

33% discount based upon 2006 P/E of 18.8x vs. peer group average of 28.3x

Experienced management with a proven track record of growth

Top management  has 25 years industry experience

Leveraging relationships of well known Board of Directors

*International Data Group (IDG) Research

Investment Highlights

Design, Build & Maintain

Mission-Critical Facilities

Thank You